EXHIBIT 10.1	EXECUTION COPY

INCREASE JOINDER AGREEMENT

dated as of December 7, 2011,

among

NOVELIS INC.,

as the Borrower,

AV METALS INC.,

THE SUBSIDIARY GUARANTORS,

BANK OF AMERICA, N.A.,

as Administrative Agent,

J.P. MORGAN SECURITIES LLC

and

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

as Joint Lead Arrangers and Joint Bookrunners,

JPMORGAN CHASE BANK, N.A.,

as Syndication Agent,

CITIBANK, N.A.,

THE ROYAL BANK OF SCOTLAND PLC

and

WELLS FARGO BANK, N.A.,

as Co-Documentation Agents,

AND

THE LENDERS SIGNATORY HERETO

INCREASE JOINDER AGREEMENT

INCREASE JOINDER AGREEMENT, dated as of December 7, 2011 (this “Agreement”), by and among NOVELIS INC. (the “Borrower”), AV METALS INC. (“Holdings”), the Subsidiary Guarantors (as defined in the Credit Agreement referred to below), NOVELIS ITALIA S.P.A., and NOVELIS FOIL FRANCE S.A.S. (together, the “Third Party Security Providers” and each, a “Third Party Security Provider”), BANK OF AMERICA, N.A., as Administrative Agent under the Credit Agreement referred to below, and the Lenders (as defined in the Credit Agreement referred to below) signatory hereto (the “Term B-2 Loan Lenders”).

PRELIMINARY STATEMENTS:

WHEREAS, reference is made to the Credit Agreement, dated as of December 17, 2010 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein, unless otherwise defined herein, being used herein as therein defined), among the Borrower, Holdings, the Subsidiary Guarantors, the Lenders, the Administrative Agent, Bank of America, N.A., as Collateral Agent, JPMorgan Chase Bank, N.A., as Syndication Agent, Citibank, N.A., The Royal Bank of Scotland plc and UBS Securities LLC, as Co-Documentation Agents, Merrill Lynch, Pierce, Fenner and Smith Incorporated and J.P. Morgan Securities LLC, as Joint Lead Arrangers, and Merrill Lynch, Pierce, Fenner and Smith Incorporated, J.P. Morgan Securities LLC, Citigroup Global Markets Inc., RBS Securities Inc. and UBS Securities LLC, as Joint Bookrunners.

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may request the establishment of Incremental Term Loan Commitments by, among other things, entering into one or more Increase Joinders.

WHEREAS, Section 2.23(c) of the Credit Agreement provides that a joinder agreement effecting Incremental Term Loan Commitments may, without the consent of any other Lenders, effect such amendments to the Credit Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of Section 2.23 of the Credit Agreement, and the parties hereto acknowledge that the amendments set forth herein are made pursuant to such Section.

WHEREAS, the Borrower has requested Incremental Term Loans in an aggregate principal amount of $225,000,000 (the “Term B-2 Loans”; the Incremental Term Loan Commitments relating thereto, the “Term B-2 Loan Commitments”).

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. Terms of the Term B-2 Loans and Term B-2 Loan Commitments. Each Term B-2 Loan Lender signatory hereto hereby agrees to commit to provide its Term B-2 Loan Commitment, as set forth on Schedule I attached hereto, on the following terms and conditions:

(a) Term Loans. Except as set forth in this Agreement, the terms of each Term B-2 Loan advanced pursuant to this Agreement (including, without limitation, the Applicable Margin with respect thereto) shall be identical to the terms of the Initial Term Loans as in effect under the Credit Agreement on the date hereof; provided that the Term B-2 Loans shall be subject to the provisions of Section 3 below.

(b) Proposed Borrowing. This Agreement represents the Borrower’s request to borrow Term B-2 Loans from the Term B-2 Loan Lenders as follows (the “Proposed Borrowing”):

i. Class of Proposed Borrowing:	Incremental Term Loan

ii. Principal amount of Proposed Borrowing:	$225,000,000

iii. Date of Proposed Borrowing: (which is a Business Day)	December 7, 2011

iv. Type of Borrowing	Eurodollar Rate Borrowing

v. Applicable Margin	Same as Initial Term Loans

vi. Interest Period and the last day thereof	See Section 3(a) below

vii. Prepayments	The Term B-2 Loans shall be subject to mandatory prepayments and optional prepayments on the same basis as the Initial Term Loans.

viii. Amortization	The Borrower shall pay to the Administrative Agent, for the account of the Term B-2 Lenders, on the dates set forth on Schedule II hereto, a principal amount of the Term B-2 Loans equal to the amount set forth on Schedule II hereto under the caption “Term B-2 Loan Amount” for such date (as adjusted from time to time pursuant to Section 2.10(g) of the Credit Agreement), together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment.

ix. Maturity Date	March 10, 2017.

x. Upfront Fee	The Borrower agrees to pay on the Increase Effective Date to each Term B-2 Lender party to this Agreement, as fee compensation for the funding of such Term B-2 Loan Lender’s Term B-2 Loan, a non-refundable funding fee in an amount equal to 2.50% of the stated principal amount of such Term B-2 Loan Lender’s Term B-2 Loan funded on the Increase Effective Date, which fee may be paid with the proceeds of the Term B-2 Loans.

xi. Funds are requested to be disbursed to Borrower’s account with Deutsche Bank NY:	Account No. 00-472-083

SECTION 2. Term B-2 Loan Lenders; Terms of Funding.

(a) Each Term B-2 Loan Lender acknowledges and agrees that upon its execution of this Agreement and the making of Term B-2 Loans, the Term B-2 Loan Lender shall become a “Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

(b) Subject to the satisfaction of the terms and conditions hereof, each Term B-2 Loan Lender will provide funds in Dollars equal in amount to its Term B-2 Loan Commitment to such account as the Administrative Agent may designate. Administrative Agent will transfer such funds so received to the Borrower’s deposit account described in clause 1(b)(xi) above.

(c) The proceeds of the Term B-2 Loans advanced pursuant to this Agreement will be utilized for general corporate purposes, including permitted acquisitions and investments (which may include the acquisition of (x) all or a portion of the equity interests in Novelis Korea Limited not currently owned by the Borrower or its Subsidiaries or (y) one or more entities holding all or a portion of such equity interests in Novelis Korea Limited).

SECTION 3. Credit Agreement Governs.

(a) The Term B-2 Loans advanced pursuant to this Agreement shall be subject to the provisions of the Credit Agreement and the other Loan Documents and shall constitute and be deemed “Term Loans” under and pursuant to the provisions of the Credit Agreement and the other Loan Documents and shall share ratably in the benefits of the Credit Agreement and the other Loan Documents with all other Term Loans and, except as expressly set forth in this Agreement, shall be identical in all respect to the Initial Term Loans (including as to maturity date and Applicable Margin); provided that the Borrower agrees to pay each Term B-2 Loan Lender on the Increase Effective Date an upfront fee equal to 2.50% of the aggregate amount of the Term B-2 Loan Commitments of such Term B-2 Loan Lender. Notwithstanding any provision of the Credit Agreement to the contrary, during the Stub Interest Period (as defined below), the Eurodollar Rate applicable to the Term B-2 Loans advanced pursuant to this Agreement shall be equal to the Eurodollar Rate applicable to the Initial Term Loans that are Eurodollar Rate Borrowings outstanding on the Increase Effective Date. For purposes of this Agreement, the term “Stub Interest Period” shall mean the period beginning on the Increase Effective Date and ending on the last day of the Interest Period in effect on the Increase Effective Date with respect to the then outstanding Initial Term Loans that are Eurodollar Rate Borrowings (which is December 30, 2011). The Term B-2 Loans advanced pursuant to this Agreement shall share ratably in optional and mandatory prepayments of Term Loans.

(b) All conversions to Base Rate Borrowings or Eurodollar Rate Borrowings or continuations of Eurodollar Rate Borrowings shall be ratable among the Initial Term Loans and the Term B-2 Loans.

SECTION 4. Conditions to Effectiveness. This Agreement shall become effective on the date (the “Increase Effective Date”) that each of the conditions set forth in this Section 4 have been satisfied:

(a) Execution of Counterparts. The Administrative Agent shall have received counterparts of (i) this Agreement executed by (A) the Borrower, (B) Holdings, (C) the Subsidiary Guarantors, (D) the Third Party Security Providers, (E) the Administrative Agent and (F) the Term B-2 Loan Lenders and (ii) amendments to the other Loan Documents or other documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Agreement executed by the parties thereto.

(b) Corporate Documents. The Administrative Agent shall have received:

1. a certificate of the secretary, assistant secretary or managing director (where applicable) of the Borrower dated as of the Increase Effective Date, certifying (A) that each Organizational Document (or its equivalent including the constitutional documents) of the Borrower delivered to the Administrative Agent on the Closing Date is in full force and effect as of the Increase Effective Date and has not been modified, rescinded or amended since the Closing Date, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors and/or shareholders, as applicable, of the Borrower authorizing the execution, delivery and performance of this Agreement, the other Loan Documents executed as of the Increase Effective Date to which the Borrower is a party and the borrowings hereunder, and that such resolutions, or any other document attached thereto, have not been modified, rescinded, amended or superseded and are in full force and effect, (C) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of the Borrower (together with a certificate of another officer as to the incumbency and specimen signature of the secretary, assistant secretary or managing director executing the certificate in this clause (i), and other customary evidence of incumbency) and (D) that the borrowing, guarantee, or granting of Liens with respect to the Loans or any of the other Secured Obligations would not cause any borrowing, guarantee, security or similar limit binding on any Loan Party to be exceeded;

2. copies of resolutions duly adopted by the Board of Directors and/or shareholders, as applicable, of Holdings, each Subsidiary Guarantor and each Third Party Security Provider authorizing the execution, delivery and performance of this Agreement and the other Loan Documents executed as of the Increase Effective Date to which such person is a party, certified as of the Increase Effective Date by the secretary, assistant secretary or managing director (where applicable) of such Loan Party or Third Party Security Provider, as applicable, as being in full force and effect without modification, rescindment or amendment (provided that notwithstanding the foregoing, such resolutions of the Subsidiary Guarantors or Third Party Security Providers may be executed and certified as of such earlier dates as may be agreed to by the Administrative Agent in its sole discretion).

(c) No Default. No Default shall have occurred and be continuing or would result from the borrowings to be made on the Increase Effective Date or from the application of the proceeds therefrom.

(d) Representations and Warranties. Each of the representations and warranties made by any Loan Party set forth in ARTICLE III of the Credit Agreement and Section 6 of this Agreement or in any other Loan Document shall be true and correct in all material respects on and as of the Increase Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects as of such earlier date. Each of the representations and warranties made by any Third Party Security Provider set forth in and Section 7 of this Agreement or in any other Loan Document shall be true and correct in all material respects on and as of the Increase Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects as of such earlier date.

(e) No Legal Bar. With respect to each Lender, no order, judgment or decree of any Governmental Authority shall purport to restrain such Lender from making any Loans to be made by it. No injunction or other restraining order shall have been issued, shall be pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated by the Credit Agreement or the making of Loans thereunder.

(f) Senior Secured Net Leverage Ratio. After giving pro forma effect to the borrowings to be made on the Increase Effective Date and to the consummation of any Permitted Acquisition or other Investment or application of funds made with the proceeds of such borrowings, the Senior Secured Net Leverage Ratio at such date shall be not greater than 2.5 to 1.0 (provided that in calculating the Senior Secured Net Leverage Ratio, the proceeds of the Term B-2 Loans shall be excluded from Unrestricted Cash).

(g) Increase Effective Date Certificate. The Administrative Agent shall have received a certificate, dated the Increase Effective Date and signed by a Responsible Officer of the Borrower, confirming compliance with the conditions precedent set forth in (i) this Section 4 and (ii) Section 4.02 of the Credit Agreement as of the Increase Effective Date.

(h) Legal Opinions. The Administrative Agent shall have received a favorable written opinion of Torys LLP, special counsel for the Loan Parties (A) dated the Increase Effective Date, (B) addressed to the Administrative Agent and the Lenders, (C) covering such matters incident to this Agreement, the Credit Agreement as amended by this Agreement, the other Loan Documents executed as of the Increase Effective Date and the transactions contemplated hereby and thereby as the Administrative Agent may reasonably require and (D) be in form and substance reasonably satisfactory to the Administrative Agent.

(i) Payment of Fees and Expenses. The Borrower shall have paid all fees agreed to between J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner and Smith Incorporated, as joint lead arrangers of the Term B-2 Loans (in such capacities, the “Arrangers”), the Administrative Agent and the Borrower in connection with this Agreement and, to the extent invoiced prior to the date hereof, all reasonable out-of-pocket expenses incurred by the Arrangers and the Administrative Agent, including the reasonable fees, charges and disbursements of Skadden, Arps, Slate, Meagher and Flom LLP, as counsel for the Arrangers and the Administrative Agent and any other counsel for the Arrangers and the Administrative Agent, in connection with this Agreement and for all services related to the Credit Agreement from and after the Closing Date.

(j) Solvency. At the time of and immediately following the borrowings to be made on the Increase Effective Date and after giving effect to the application of the proceeds of the Term B-2 Loans and the operation of the Contribution, Intercompany, Contracting and Offset Agreement, (a) the fair value of the assets of each Loan Party (individually and on a consolidated basis with its Subsidiaries) will exceed its debts and liabilities, subordinated, contingent, prospective or otherwise; (b) the present fair saleable value of the property of each Loan Party (individually and on a consolidated basis with its Subsidiaries) will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent, prospective or otherwise, as such debts and other liabilities become absolute and matured; (c) each Loan Party (individually and on a consolidated basis with its Subsidiaries) will be able to pay its debts and liabilities, subordinated, contingent, prospective or otherwise, as such debts and liabilities become absolute and matured; (d) each Loan Party (individually and on a consolidated basis with its Subsidiaries) will not have unreasonably small capital with which to conduct its business in which it is engaged as such business is now conducted and is proposed to be conducted following the Increase Effective Date; and (e) each Loan Party is not “insolvent” as such term is defined under any bankruptcy, insolvency or similar laws of any jurisdiction in which any Loan Party is organized or incorporated (as applicable), or otherwise unable to pay its debts as they fall due.

SECTION 5. Covenants. Each Loan Party warrants, covenants and agrees that each Loan Party will, and will cause each of its Restricted Subsidiaries to, and each Third Party Security Provider warrants, covenants and agrees that such Third Party Security Provider will:

(a) Date-Down Endorsements. With respect to each Loan Party, upon the reasonable request of the Administrative Agent or the Collateral Agent, at the expense of the Borrower, with respect to each Mortgage of property located in the United States, use commercially reasonable efforts to promptly deliver to the Collateral Agent customary date-down endorsements from the Title Company with respect to the Collateral Agent’s lender’s policies of title insurance for the Mortgaged Properties which shall, among other things, confirm that the lien and priority of each Mortgage shall be unaffected as a result of the amendments to each Mortgage of property located in the United States.

(b) Further Assurances of Loan Parties. With respect to each Loan Party, at any time or from time to time upon the reasonable request of the Administrative Agent or the Collateral Agent, at the expense of the Borrower, promptly execute, acknowledge and deliver such further documents and do such other acts and things as the Administrative Agent or the Collateral Agent may reasonably request in order to effect fully the purposes of this Agreement and the other Loan Documents including without limitation, any actions that the Administrative Agent may deem reasonably necessary or advisable to insure that the Obligations represented by the Term B-2 Loans are guaranteed by all Guarantors and secured by all Collateral. In furtherance and not in limitation of the foregoing, the Loan Parties shall take such actions as the Administrative Agent or the Collateral Agent may reasonably request from time to time (including, without limitation, the execution and delivery of amendments or supplements to the guaranties, security agreements, pledge agreements, mortgages, deeds of trust, landlord’s consents and estoppels, stock powers, financing statements and other documents, the filing or recording of any of the foregoing, and opinions covering any of the foregoing) to ensure that the Secured Obligations (including without limitation, those Obligations represented by the Term B-2 Loans) are guaranteed by the Guarantors, on a First Priority basis, and are secured by substantially all of the property (other than such property specifically excluded by the terms of the Credit Agreement and the other Loan Documents) of the Loan Parties on a First Priority basis; provided that the Loan Parties’ using commercially reasonable efforts with respect to obtaining any such agreements from Persons who are not a Loan Party or in the control of any Loan Party shall satisfy the requirements of this covenant. The Borrower and each Subsidiary Guarantor agree to use commercially reasonable efforts to cause their counsels to deliver such legal opinions, lien searches, title insurance and other documentation as the Administrative Agent may reasonably request in connection with or relating to the foregoing. For the avoidance of doubt, any guarantee or security provided under this Section 5 shall be concurrently provided to the Revolving Credit Secured Parties to the extent required by the Intercreditor Agreement.

(c) Further Assurances of Third Party Security Providers. With respect to each Third Party Security Provider, at any time or from time to time upon the reasonable request of the Administrative Agent or the Collateral Agent, at the expense of the Borrower, promptly execute, acknowledge and deliver such further documents and do such other acts and things as the Administrative Agent or the Collateral Agent may reasonably request in order to effect fully the purposes of this

Agreement and the other Loan Documents including without limitation, any actions that the Administrative Agent may deem reasonably necessary or advisable to insure that the Obligations represented by the Term B-2 Loans are secured by all Collateral of such Third party Security Provider. In furtherance and not in limitation of the foregoing, each Third Party Security Provider shall take such actions as the Administrative Agent or the Collateral Agent may reasonably request from time to time (including, without limitation, the execution and delivery of amendments or supplements to the security agreements, pledge agreements and other documents, the filing or recording of any of the foregoing, and opinions covering any of the foregoing) to ensure that the Secured Obligations (including without limitation, those Obligations represented by the Term B-2 Loans) are secured by the Collateral pledged by such Third Party Security Provider on a First Priority basis; provided that such Third Party Security Provider’s using commercially reasonable efforts with respect to obtaining any such agreements from Persons who are not a Loan Party or a Third Party Security Provider or in the control of any Loan Party or any Third Party Security Provider shall satisfy the requirements of this covenant. Each Third Party Security provider agree to use commercially reasonable efforts to cause their counsels to deliver such legal opinions, lien searches, and other documentation as the Administrative Agent may reasonably request in connection with or relating to the foregoing. For the avoidance of doubt, any security provided under this Section 5 shall be concurrently provided to the Revolving Credit Secured Parties to the extent required by the Intercreditor Agreement.

SECTION 6. Loan Parties’ Representations and Warranties. Each Loan Party represents and warrants as follows:

(a) Power; Authorization; Enforceable Obligations. Each Loan Party has the requisite power and authority to enter into and deliver this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of each Loan Party. Each of this Agreement and the Credit Agreement, as amended by this Agreement, constitutes a legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party, in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

(b) No Legal Bar. The execution, delivery and performance of this Agreement do not and will not (i) violate any provision of any material Requirement of Law applicable to any Loan Party, any of the Organizational Documents of any Loan Party, or any order, judgment or decree of any court or other Governmental Authority binding on any Loan Party or, except for violations that could not reasonably be expected to result in a Material Adverse Effect, any contractual obligation of any Loan Party or (ii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Loan Party (other than the Liens created by the Loan Documents or the Revolving Credit Security Documents).

(c) Accuracy of Representations and Warranties. Each of the representations and warranties made by any Loan Party set forth in ARTICLE III of the Credit Agreement or in any other Loan Document is true and correct in all material respects on and as of the Increase Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects as of such earlier date.

(d) No Default. No Default has occurred and is continuing or would result from the borrowings to be made on the Increase Effective Date or from the application of the proceeds therefrom.

(e) Compliance with Credit Agreement; Net Yield. The Term B-2 Loans requested hereunder are permitted to be made under the terms of the Credit Agreement and there shall not be any Incremental Net Yield as a result of the Term B-2 Loan Borrowing.

(f) Solvency. At the time of and immediately following the borrowings to be made on the Increase Effective Date and after giving effect to the application of the proceeds of the Term B-2 Loans and the operation of the Contribution, Intercompany, Contracting and Offset Agreement, (a) the fair value of the assets of each Loan Party (individually and on a consolidated basis with its Subsidiaries) will exceed its debts and liabilities, subordinated, contingent, prospective or otherwise; (b) the present fair saleable value of the property of each Loan Party (individually and on a consolidated basis with its Subsidiaries) will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent, prospective or otherwise, as such debts and other liabilities become absolute and matured; (c) each Loan Party (individually and on a consolidated basis with its Subsidiaries) will be able to pay its debts and liabilities, subordinated, contingent, prospective or otherwise, as such debts and liabilities become absolute and matured; (d) each Loan Party (individually and on a consolidated basis with its Subsidiaries) will not have unreasonably small capital with which to conduct its business in which it is engaged as such business is now conducted and is proposed to be conducted following the Increase Effective Date; and (e) each Loan Party is not “insolvent” as such term is defined under any bankruptcy, insolvency or similar laws of any jurisdiction in which any Loan Party is organized or incorporated (as applicable), or otherwise unable to pay its debts as they fall due.

SECTION 7. Third Party Security Providers’ Representations and Warranties. Each Third Party Security Provider represents and warrants as follows:

(a) Power; Authorization; Enforceable Obligations. Each Third Party Security Provider has the requisite power and authority to enter into and deliver this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of each Third Party Security Provider. Each of this Agreement and each other Loan Document to which a Third Party Security Provider is a party constitutes a legal, valid and binding obligation of such Third Party Security Provider, enforceable against such Third Party Security Provider in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

(b) No Legal Bar. The execution, delivery and performance of this Agreement do not and will not (i) violate any provision of any material Requirement of Law applicable to such Third Party Security Provider, any of the Organizational Documents of such Third Party Security Provider, or any order, judgment or decree of any court or other Governmental Authority binding on such Third Party Security Provider or, except for violations that could not reasonably be expected to result in a Material Adverse Effect, any contractual obligation of such Third Party Security Provider or (ii) result in or require the creation or imposition of any Lien upon any of the properties or assets of such Third Party Security Provider (other than the Liens created by the Loan Documents or the Revolving Credit Security Documents).

SECTION 8. Validity of Obligations and Liens.

(a) Validity of Obligations. Each of the Loan Parties and each of the Third Party Security Providers hereby consents to this Agreement and the execution, delivery and performance of the other Loan Documents, in each case to the extent party to such Loan Document, to be executed in connection therewith. Each Loan Party acknowledges and agrees that each Loan Party is, jointly and severally, indebted to the Lenders and the Agents for the Secured Obligations, without defense, counterclaim or offset of any kind and each Loan Party hereby ratifies and reaffirms the validity, enforceability and binding nature of such Secured Obligations.

(b) Validity of Guarantees.

1. Each Guarantor, as a Guarantor under ARTICLE VII of the Credit Agreement hereby (i) acknowledges and agrees to the terms of this Agreement and (ii) confirms and agrees that, its guarantee under ARTICLE VII of the Credit Agreement is, and shall continue to be, in full force and effect, and shall apply to all Secured Obligations (including all Term B-2 Loans) and its guarantee under ARTICLE VII of the Credit Agreement is hereby ratified and confirmed in all respects.

2. Holdings and each Guarantor that is a Foreign Subsidiary, as a guarantor under any Foreign Guarantee to which it is a party hereby (i) acknowledges and agrees to the terms of this Agreement and (ii) confirms and agrees that, its guarantees under any Foreign Guarantee to which it is a party are, and shall continue to be, in full force and effect, and shall apply to all Secured Obligations (including all Term B-2 Loans) and its guarantees under any such Foreign Guarantees are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Agreement, each reference in each Foreign Guarantee to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Agreement.

(c) Validity of Liens and Loan Documents. Each Loan Party and each Third Party Security Provider hereby ratifies and reaffirms the validity and enforceability (without defense, counterclaim or offset of any kind) of the Liens and security interests granted by it to secure any of the Secured Obligations by any Loan Party and any Third Party Security Provider to the Collateral Agent, for the benefit of the Secured Parties, pursuant to the Loan Documents to which any Loan Party or any Third Party Security Provider is a party and hereby confirms and agrees that notwithstanding the effectiveness of this Agreement, and except as expressly amended by this Agreement, each Loan Document is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Agreement, each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” (and each reference in the Credit Agreement to this “Agreement”, “hereunder” or “hereof”) or words of like import shall mean and be a reference to the Credit Agreement as amended by this Agreement; provided that with reference to the security interest created under the Security Documents governed by Italian law (the “Italian Pledge Agreements”), the Secured Obligations shall be limited to those described under the Italian Pledge Agreements.

SECTION 9. Term B-2 Loan Lender Certifications. By its execution of this Agreement, each Term B-2 Loan Lender hereby certifies that:

(a) It has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement;

(b) It will, independently and without reliance upon the Administrative Agent or any other Term B-2 Loan Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement;

(c) It appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and

(d) It agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender of Term B-2 Loans.

SECTION 10. Notice. For purposes of the Credit Agreement, the initial notice address of each Term B-2 Loan Lender shall be as set forth below its signature below.

SECTION 11. Recordation of the Term B-2 Loans. Upon execution and delivery hereof and the funding of the Term B-2 Loans requested hereunder, the Administrative Agent will record the Term B-2 Loans made by the Term B-2 Loan Lenders pursuant to this Agreement in the Register.

SECTION 12. Indemnification. Each Loan Party shall indemnify each Agent (and any sub-agent thereof), each Receiver and each Related Party of any of the foregoing persons (each such person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all reasonable out-of-pocket losses, claims, damages, liabilities and related expenses (including the reasonable fees, charges and disbursements of any counsel for any Indemnitee) incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document, or any amendment, amendment and restatement, modification or waiver of the provisions hereof or thereof, or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Term B-2 Loan made hereunder or the use or proposed use of the proceeds therefrom, or (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Lender, the Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by the Borrower or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if such Borrower or such Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. WITHOUT LIMITATION OF THE FOREGOING, IT IS THE INTENTION OF THE LOAN PARTIES, AND THE LOAN PARTIES AGREE, THAT THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNITEE WITH RESPECT TO LOSSES, CLAIMS, DAMAGES, PENALTIES, LIABILITIES AND RELATED EXPENSES (INCLUDING, WITHOUT LIMITATION, ALL EXPENSES OF LITIGATION OR PREPARATION THEREFOR), WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE OF SUCH (AND/OR ANY OTHER) INDEMNITEE. Amounts payable under this Section 12 by the Loan Parties shall be payable on demand. This obligations of the Loan Parties set forth in this Section 12 shall be in addition to all indemnification, reimbursement or other obligations of the Loan Parties set forth in the Credit Agreement and the other Loan Documents.

SECTION 13. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

SECTION 14. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telecopier or in PDF format via electronic mail shall be effective as delivery of an original executed counterpart of this Agreement.

SECTION 15. Continuing Effectiveness. Except as modified by this Agreement, the Credit Agreement and other Loan Documents shall remain in full force and effect and the Borrower hereby ratifies and confirms the Credit Agreement and each Loan Document in all respects, and after the Increase Effective Date all references in the Credit Agreement and the other Loan Documents to the “Agreement” or the “Credit Agreement”, as applicable, shall refer to the Credit Agreement as modified hereby, and this Agreement shall be a Loan Document for all purposes.

SECTION 16. WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 17. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 18. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower and its successors and assigns, and upon the Agents and the Lenders and their successors and assigns. The execution and delivery of this Agreement by any Lender prior to the Increase Effective Date shall be binding upon its successors and assigns and shall be effective as to any loans or commitments assigned to it after such execution and delivery. The Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders except as a result of a transaction expressly permitted by Section 6.05(c) or 6.05(e) of the Credit Agreement.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the date first above written.

LOAN PARTIES:

NOVELIS INC., as the Borrower

By:	/s/ Leslie J. Parrette Jr.

Name:	Leslie J. Parrette Jr.

Title:	Senior Vice President and General Counsel

AV METALS INC., as Holdings

By:	/s/ Thomas W. LaBarge

Name:	Thomas W. LaBarge

NOVELIS CORPORATION, as U.S. Guarantor

By:	/s/ Thomas W. LaBarge

Name:	Thomas W. LaBarge

Title:	Authorized Signatory

[Increase Joinder Agreement]

NOVELIS PAE CORPORATION, as U.S. Guarantor

By:	/s/ Thomas W. LaBarge

Name:	Thomas W. LaBarge

Title:	Authorized Signatory

NOVELIS BRAND LLC, as U.S. Guarantor

By:	/s/ Thomas W. LaBarge

Name:	Thomas W. LaBarge

Title:	Authorized Signatory

NOVELIS SOUTH AMERICA HOLDINGS LLC, as U.S. Guarantor

By:	/s/ Thomas W. LaBarge

Name:	Thomas W. LaBarge

Title:	Authorized Signatory

[Increase Joinder Agreement]

ALUMINUM UPSTREAM HOLDINGS LLC, as U.S. Guarantor

By:	/s/ Thomas W. LaBarge

Name:	Thomas W. LaBarge

Title	Authorized Signatory

NOVELIS ACQUISITIONS LLC, as U.S. Guarantor

By:	/s/ Thomas W. LaBarge

Name:	Thomas W. LaBarge

Title	Authorized Signatory

NOVELIS NORTH AMERICA HOLDINGS INC., as U.S. Guarantor

By:	/s/ Thomas W. LaBarge

Name:	Thomas W. LaBarge

Title:	Authorized Signatory

[Increase Joinder Agreement]

NOVELIS UK LTD, as U.K. Guarantor

By:	/s/ Thomas W. LaBarge

Name:	Thomas W. LaBarge

Title	Authorized Signatory

NOVELIS SERVICES LIMITED, as U.K. Guarantor

By:	/s/ Thomas W. LaBarge

Name:	Thomas W. LaBarge

Title	Authorized Signatory

NOVELIS AG, as Swiss Guarantor

By:	/s/ Thomas W. LaBarge

Name:	Thomas W. LaBarge

Title:	Authorized Signatory

[Increase Joinder Agreement]

NOVELIS CAST HOUSE TECHNOLOGY LTD., as Canadian Guarantor

By:	/s/ Thomas W. LaBarge

Name:	Thomas W. LaBarge

Title:	Authorized Signatory

4260848 CANADA INC., as Canadian Guarantor

By:	/s/ Thomas W. LaBarge

Name:	Thomas W. LaBarge

Title:	Authorized Signatory

4260856 CANADA INC., as Canadian Guarantor

By:	/s/ Thomas W. LaBarge

Name:	Thomas W. LaBarge

Title:	Authorized Signatory

[Increase Joinder Agreement]

8018227 CANADA INC., as Canadian Guarantor

By:	/s/ Thomas W. LaBarge

Name:	Thomas W. LaBarge

Title:	Authorized Signatory

NOVELIS NO. 1 LIMITED PARTNERSHIP, as Canadian Guarantor,

By:	4260848 CANADA INC.

Its:	General Partner

By:	/s/ Thomas W. LaBarge

Name:	Thomas W. LaBarge

Title:	Authorized Signatory

NOVELIS EUROPE HOLDINGS LIMITED, as U.K. Guarantor

By:	/s/ Thomas W. LaBarge

Name:	Thomas W. LaBarge

Title:	Authorized Signatory

[Increase Joinder Agreement]

NOVELIS SWITZERLAND SA, as Swiss Guarantor

By:	/s/ Thomas W. LaBarge

Name:	Thomas W. LaBarge

Title:	Authorized Signatory

NOVELIS DEUTSCHLAND GMBH, as German Guarantor

By:	/s/ Thomas W. LaBarge

Name:	Thomas W. LaBarge

Title:	Authorized Signatory

NOVELIS MADEIRA UNIPESSOAL, LDA, as Madeira Guarantor

By:	/s/ Thomas W. LaBarge

Name:	Thomas W. LaBarge

Title:	Authorized Signatory

[Increase Joinder Agreement]

NOVELIS PAE S.A.S., as French Guarantor

By:	/s/ Thomas W. LaBarge

Name:	Thomas W. LaBarge

Title:	Authorized Signatory

NOVELIS LUXEMBOURG S.A., as Luxembourg Guarantor

By:	/s/ Thomas W. LaBarge

Name:	Thomas W. LaBarge

Title:	Authorized Signatory

NOVELIS DO BRASIL LTDA., as Brazilian Guarantor

By:	/s/ Thomas W. LaBarge

Name:	Thomas W. LaBarge

Title:	Authorized Signatory

[Increase Joinder Agreement]

Signed and Delivered as a Deed by

/s/ Thomas W. Barge

Duly appointed attorney	Name: Thomas W. LaBarge Title: Attorney

For and on behalf of

NOVELIS ALUMINUM HOLDING COMPANY

Witness:	/s/ Gregory S. Schlicht

Name:	Gregory S. Schlicht

Address:	3560 Lenox Road, Ste. 2000 Atlanta, Georgia 30326

Occupation:	Attorney

[Increase Joinder Agreement]

THIRD PARTY SECURITY PROVIDERS:

NOVELIS ITALIA S.P.A., as Third Party Security Provider

By:	/s/ Thomas W. LaBarge

Name:	Thomas W. LaBarge

Title:	Authorized Signatory

NOVELIS FOIL FRANCE S.A.S., as Third Party Security Provider

By:	/s/ Thomas W. LaBarge

Name:	Thomas W. LaBarge

Title:	Authorized Signatory

[Increase Joinder Agreement]

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.
as Administrative Agent

	By:	/s/ Christopher Kelly Wall
		Name:	Christopher Kelly Wall
		Title:	Managing Director

[Increase Joinder Agreement]

LENDER:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Peter S. Predun

	Name:	Peter S. Predun
	Title:	Executive Director

Notice Address:

Attention:

Telephone:

Facsimile:

[Increase Joinder Agreement]

Schedule I

Term B-2 Loan Commitments

Increase Term Loan Lender	Term B-2 Loan Commitment	Applicable Percentage
JPMorgan Chase Bank, N.A.	$225,000,000	100%
Total	$225,000,000	100%

Schedule II

Amortization Table

Date	Term B-2 Loan Amount
December 31, 2011	$562,500
March 31, 2012	$562,500
June 30, 2012	$562,500
September 30, 2012	$562,500
December 31, 2012	$562,500
March 31, 2013	$562,500
June 30, 2013	$562,500
September 30, 2013	$562,500
December 31, 2013	$562,500
March 31, 2014	$562,500
June 30, 2014	$562,500
September 30, 2014	$562,500
December 31, 2014	$562,500
March 31, 2015	$562,500
June 30, 2015	$562,500
September 30, 2015	$562,500
December 31, 2015	$562,500
March 31, 2016	$562,500
June 30, 2016	$562,500
September 30, 2016	$562,500
December 31, 2016	$562,500
Original Maturity Date	Remaining outstanding principal